                                                                     EXHIBIT 4.3

               NUMBER                                            SHARES
                smc

            COMMON STOCK                                      COMMON STOCK

  THIS CERTIFICATE IS TRANSFERABLE
IN THE CITY OF CHICAGO OR IN NEW YORK                     CUSIP  81760N  10  9


                             [PHOTO APPEARS HERE]
                           The ServiceMaster Company

               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT
                                                                    SEE REVERSE
                                                                    FOR CERTAIN
                                                                    DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE EACH, OF

The ServiceMaster Company transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

[WE SERVE LOGO]

/s/    Susan K. Parker                 /s/ Carlos H. Cantu
         SECRETARY                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            [LOGO SEAL OF DELAWARE]



COUNTERSIGNED AND REGISTERED:

                         HARRIS Trust and Savings BANK

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY       /s/ ???????????????

                                                            AUTHORIZED SIGNATURE


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                           The ServiceMaster Company

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ________________________ Custodian _______________________
     TEN ENT -- as tenants by the entireties                                (Cust)                              (Minor)
     JT TEN  -- as joint tenants with right
                of survivorship and not                               under Uniform Gifts to Minors Act
                as tenants in common
                                                                      __________________________________________________________
                                                                                              (State)

                                                  UNIF TRF MIN ACT -- __________________________ Custodian (until age _________)
                                                                                (Cust)

                                                                      _________________ under Uniform Transfers
                                                                           (Minor)

                                                                      to Minors Act ______________________________
                                                                                               (State)

      Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto

_______________________________________________________________________________

      PLEASE INSERT SOCIAL SECURITY OR
    OTHER IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------


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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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________________________________________________________________________ Shares
of the Corporation represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

___________________________________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,____________________

                                    X  ________________________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE, IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.


                               X ______________________________________________

                            ---------------------------------------------------
                               Signature(s) must be guaranteed by a qualified Medallion Guarantee member.


                            ---------------------------------------------------

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The ServiceMaster Company and Harris Trust and Savings Bank, as Rights Agent, dated as of December 15, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principle executive offices of The ServiceMaster Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The ServiceMaster Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that were, are or become beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Rights Agreement) may become null and void and the holder of any such Rights (including any subsequent holder) shall not have any right to exercise such Rights.